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                                                                     EXHIBIT 1.1



                               AHL SERVICES, INC.

                                4,000,000 Shares

                                  Common Stock
                           ($.01 par value per share)

                             UNDERWRITING AGREEMENT



                                                              New York, New York
                                                                January   , 1999


Salomon Smith Barney Inc.
BT Alex. Brown Incorporated
Credit Suisse First Boston Corporation
The Robinson-Humphrey Company, LLC
  As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, New York 10013

Ladies and Gentlemen:

                  AHL  Services,  Inc., a Georgia  corporation  (the
"Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 3,755,570 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, and the person named in Schedule II-A hereto (the "Prime Selling Shareholder") proposes to sell to the several Underwriters 244,430 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Prime Selling Shareholder collectively being hereinafter called the "Underwritten Securities"). The Company and the persons named in Schedule II-B hereto (the "Option Selling Shareholders" and together with the Prime Selling Shareholder, the "Selling Shareholders") also propose to grant to the Underwriters an option to purchase up to 320,000 and 280,000 additional shares of Common Stock, respectively, to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as


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the context requires. Any reference herein to the Registration Statement, a
Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed pursuant to the Exchange Act on or before the Effective Date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be (the "Incorporated Documents"); and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain other terms used herein are defined in Section 17 hereof.

                  1.       Representations and Warranties.

               (a)         The Company represents and warrants as follows:

                  (i) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (Commission File No. 333-69683) on Form S-3, including a related Preliminary Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in the Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act to be included in such registration statement and the Prospectus. As filed, such amendment to the registration statement and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, or your counsel, prior to the Execution Time, will be included or made therein.

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on the date on which Option Securities are purchased, if such date is not the Closing Date (the "Option Closing Date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations thereunder; on the Effective Date and at the


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         Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not subsequently filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and the Option Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; each of the subsidiaries of the Company that conduct business and hold assets (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing (to the extent that good standing is a concept recognized by such jurisdiction) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiaries taken as a whole; the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and security interests, other than the security interest granted to First Union National Bank of Georgia ("First Union") pursuant to the Company's 1997 credit facility with First Union, as amended through the date hereof; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                  (iv) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Prime Selling Shareholder, Frank A. Argenbright, Jr. and the Frank A. Argenbright, Jr., Charitable Remainder Trust No. 1, have been duly authorized and validly issued and are fully paid and non-assessable; the Option Securities on the Option Closing Date will be validly issued, fully paid and non-assessable; the Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of


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         shareholders exist with respect to any of the Securities or the issue and sale thereof.

                  (v) The Securities conform to the description thereof incorporated by reference in the Registration Statement.

                  (vi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose.

                  (vii) The combined financial statements of the Company and its subsidiaries, together with related notes and schedules incorporated by reference in the Registration Statement, present fairly in all material respects the financial position and the results of operations of the Company and its subsidiaries, taken as a whole, at the indicated dates and for the indicated periods and comply in all material respects with the applicable accounting requirements of Regulation S-X under the Act. Such financial statements have been prepared in accordance with generally accepted principles of accounting and all adjustments necessary for a fair presentation of results for such periods have been made. The selected and summary financial, operating and statistical data included in the Registration Statement present fairly in all material respects the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. The pro forma financial statements included or incorporated by reference in the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Registration Statement. The pro forma financial statements included or incorporated by reference in the Registration Statement comply in all material respects with the applicable accounting requirements of Regulation S-X under the Act.

                  (viii) There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency which might reasonably be expected to result in any material adverse change in the business or financial condition of the Company and of the Subsidiaries taken as a whole, except as set forth in the Registration Statement.

                  (ix) The Company and the Subsidiaries have good and marketable title to all of the real properties and own all assets reflected in the financial statements hereinabove described (or as described in the Registration Statement as owned), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material. The Company and the Subsidiaries occupy their leased properties under valid and binding leases with such exceptions as are


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         not material to the Company and the Subsidiaries taken as a whole. Such leases conform to such descriptions thereof as may be set forth in the Registration Statement.

                  (x) The Company and the Subsidiaries have filed all Federal, state and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith.

                  (xi) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction which is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock or material increase in the consolidated short-term or long-term debt of the Company, or any material adverse change, or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as whole. The Company and the Subsidiaries have no material contingent obligations which are required to be disclosed by generally accepted accounting principles and which are not disclosed in the Registration Statement, as it may be amended or supplemented.

                  (xii) Neither the Company nor any of the Subsidiaries is in default under any agreement, lease, contract, indenture or other instruments or obligation to which it is a party or by which it or any of its properties is bound, except for such defaults that would not have a material adverse effect on the Company and the Subsidiaries taken as a whole. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the charter or by-laws of the Company or any Subsidiary or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, except for such breaches that would not result in a material adverse effect on the Company and the Subsidiaries taken as a whole.

                  (xiii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the


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         Securities for public offering by the Underwriters under state securities or "blue sky" laws) has been obtained or made and is in full force and effect.

                  (xiv) The Company and each of the Subsidiaries holds all material licenses, certificates and permits from governmental authorities which are necessary for the conduct of their businesses, except where the failure to possess such licenses, certificates and permits would not have a material adverse effect on the Company and the Subsidiaries taken as a whole; and, to the knowledge of the Company, neither the Company nor any of the Subsidiaries has received notice of infringement of any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole.

                  (xv)     Each of Arthur Andersen LLP and
         PricewaterhouseCoopers, the firms that have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act.

                  (xvi) The Company's application for listing of the Securities on the Nasdaq Stock Market has been approved.

                  (xvii) To the best of the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders, except that Hamish Leslie Melville, a director of the Company, is a Managing Director of Credit Suisse First Boston (Europe) Ltd., an affiliate of an NASD member.

                  (xviii) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act. The Company is not currently involved in any strike, job action or labor dispute, and, to the Company's best knowledge, no such action or dispute has been threatened.

                  (xix) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.


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                  (xx)     The Company has not distributed and, prior to the
         later to occur of the Closing Date, the Option Closing Date or the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act and state securities or "blue sky" laws.

                  (xxi) No holder of any security of the Company has any right (other than rights that have been complied with or validly waived) to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated by this Agreement and, except as disclosed in the Prospectus, no person has the right to require registration under the Act of any shares of Common Stock or other securities of the Company. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Securities. Except as described in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

                  (xxii) The Incorporated Documents were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed in all material respect with the requirements of the Exchange Act and did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

               (b) Each Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

                  (i) The consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Shareholder.

                  (ii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might


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         reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company.

                  (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act, such as may be required by the NASD and such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                  (iv) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1(a) hereof are not true and correct, has read the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may be reasonably likely to adversely affect the business of the Company or any of the Subsidiaries; and the sale of the Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement.

               (c) The Prime Selling Shareholder, Frank A. Argenbright, Jr., and The Frank A. Argenbright, Jr., Charitable Remainder Trust No. 1, each represent and warrant to, and agree with, each Underwriter that:

                  (i) Such Selling Shareholder has, and at the Closing Date and on the Option Closing Date, as the case may be, will have, good and marketable title to the Securities to be sold by such Selling Shareholder, free of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Securities; and upon the delivery of and payment for such Securities pursuant to this Agreement, good and marketable title thereto, free of any liens, encumbrances, equities and claims, will be transferred to the several Underwriters.

                  (ii) Certificates in negotiable form for such Selling Shareholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "Custody Agreement") with First Union National Bank, as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for such Selling Shareholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by


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         operation of law, whether by the death or incapacity of such Selling
         Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

               (d) Edwin R. Mellett represents and warrants to, and agrees with, each Underwriter, that:

                  (i) Such Selling Shareholder will have, on the Option Closing Date, good and marketable title to the Option Securities to be sold by him, free of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Securities; and upon the delivery of and payment for such Securities pursuant to this Agreement, good and marketable title thereto, free of any liens, encumbrances, equities and claims, will be transferred to the several Underwriters.

                  (ii) A Custody Agreement and Power of Attorney has been executed and delivered by him, in the form heretofore furnished to you, with First Union National Bank, as Custodian (the "Custodian"), instructing his Attorney-in-Fact to take all steps necessary for exercise of the stock options exercisable for the Option Securities to be sold by Edwin R. Mellett; the Option Securities to be received upon exercise by such Selling Shareholder of such stock options are subject to the interests hereunder of the Underwriters; such exercise will not be subject to termination or revocation by any acts of Edwin R. Mellett, or by operation of law, whether by the death or incapacity of Edwin R. Mellett or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the exercise of the stock options with respect to any Option Securities and the delivery of the Option Securities to the Underwriters, such options will be exercised, and the Option Securities will be delivered to the Underwriters in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Attorney-in-Fact shall have received notice of such death, incapacity or other event.

                  In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each Selling Shareholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).


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                  Any certificate signed by any Selling Shareholder and
delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

                  2.       Purchase and Sale.

                  (a) Subject to such adjustments as you, in your absolute discretion, may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ per share (the "Purchase Price Per Share"), that number of Underwritten Securities which bears the same proportion to the aggregate number of Underwritten Securities to be issued and sold by the Company as the number of Underwritten Securities set forth opposite the name of such Underwriter in
Schedule I hereto bears to the aggregate number of Underwritten Securities listed on Schedule I.

                  (b) Subject to such adjustments as you, in your absolute discretion, may determine in order to avoid fractional shares, the Prime Selling Shareholder hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Prime Selling Shareholder at the Purchase Price Per Share that number of Underwritten Securities which bears the same proportion to the number of Underwritten Securities set forth opposite the name of the Selling Shareholder in Schedule II-A hereto as the number of Underwritten Securities set forth opposite the name of such underwriter in Schedule I hereto bears to the aggregate number of Underwritten Securities listed on Schedule I.

                  (c) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Option Selling Shareholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 600,000 Option Securities at the Purchase Price Per Share. The option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company and the Option Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the Option Closing Date, which shall be within three Business Days of delivery of the notice (the "Option Notice"). The maximum number of Option Securities to be sold by the Company is 320,000, and the maximum aggregate number of Option Securities to be sold by the Option Selling Shareholders is 280,000. The maximum number of Option Securities which each Option Selling Shareholder agrees to sell is set forth in
Schedule II-B hereto. In the event that


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the Underwriters exercise less than their full over-allotment option, the number of Option Securities to be sold by each Option Selling Shareholder shall, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares, bear the same proportion to the total number of Option Securities being purchased by the Underwriters or 280,000, whichever is less, as the maximum number of Option Securities subject to sale by such party bears to the maximum aggregate number of Option Securities subject to sale by the Option Selling Shareholders, and the number of Option Securities to be sold by the Company shall be equal to the total number of Option Securities being purchased by the Underwriters minus the number of Option Securities being sold by the Option Selling Shareholders. The number of Option Securities to be purchased by each Underwriter shall, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares, be in the same proportion to the total number of Option Securities to be purchased by the several Underwriters as the number of Underwritten Securities to be purchased by such Underwriter bears to the total number of Underwritten Securities to be purchased by the several Underwriters.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(c) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on
       , 1999, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Shareholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment therefor by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Shareholders to or upon the order of the Company and the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Shareholders, as the case may be. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  Each Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Shareholder, and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                  If the option provided for in Section 2(c) hereof is exercised after the third Business Day prior to the Closing Date, the Company and the Option Selling Shareholders will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives in the Option Notice for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company and the Option Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Option Selling

Shareholders, as the case may be. If settlement for the Option Securities occurs after the Closing Date, the Company and such Option Selling Shareholders will deliver to the Representatives on the Option Closing Date, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5.       Covenants.

               (a) Covenants of the Company. The Company hereby covenants and agrees with each Underwriter as follows:

                  (i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) of the Act a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Act, and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Act and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

                  (ii)     The Company will advise the Underwriters promptly of
         (A) any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of (B) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, or (C) if there shall be any change in the Company's condition (financial or other), business, prospects, properties or results of operations or the happening of any event which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading in any material respect, or of (D) the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                  (iii) The Company will cooperate with the Underwriters in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for distribution of the Securities.

                  (iv) The Company will deliver to, or upon the order of, the Underwriters, from time to time, as many copies of any Preliminary Prospectus as the Underwriters may reasonably request. The Company will deliver to, or upon the order of, the Underwriters during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may reasonably request. The Company will deliver to the Underwriters at or before the Closing Date, five copies of the Registration Statement, all amendments thereto, Incorporated Documents and all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, but without exhibits and Incorporated Documents, and of all amendments thereto, as the Underwriters may reasonably request.

                  (v) If during the period in which a Prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

                  (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) and Rule 158 of the Act, and will advise you in writing when such statement has been so made available.

                  (vii) The Company will, for a period of five years from the Closing Date, deliver to the Underwriters copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Underwriters similar reports with respect to significant subsidiaries, as that term is defined in the Exchange Act, which are not consolidated in the Company's financial statements.

                  (viii) No offering, sale or other disposition of any Common Stock of the Company, any options or warrants to purchase shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock will be made, and no public announcement with respect to any of the foregoing will be made, for a period of 60 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Salomon Smith Barney Inc. except that the Company may, without such consent, (A) issue stock options and shares of Common Stock pursuant to the Company's Stock Option Plan and the Employee Stock Purchase Plan to the extent they are described in the Registration Statement and (B) issue shares of Common Stock as consideration for future acquisitions, provided that each recipient of such shares in any such acquisition agrees in writing to be subject to the transfer restrictions imposed pursuant to this Section 5(a)(viii) to the extent the 60 day period following the date of this Agreement has not expired.

                  (ix) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (x) If, at the time this Agreement is delivered and executed, it is necessary for the Registration Statement or a post-effective amendment thereto or any Rule 462(b) Registration Statement to be declared effective or, in the case of a Rule 462(b) Registration Statement, to become effective before the offering of the Securities may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment or Rule 462(b) Registration Statement to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment or Rule 462(b) Registration Statement has become effective.

                  (xi) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

               (b) Covenants of the Selling Shareholders. Each Selling Shareholder hereby covenants and agrees with each Underwriter as follows:

                  (i) Such Selling Shareholder will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, or participate in the filing of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts to doneees who agree in writing with the Underwriters to the foregoing restrictions on sale.

                  (ii) Such Selling Shareholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (iii) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, if it becomes aware of (A) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (B) any change in information in the Registration Statement or the Prospectus relating to such Selling Shareholder or (C) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Shareholder.

                  6.       Conditions to the Obligations of the Underwriters.

                  (a) The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be pursuant to Section 3 hereof, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time, the Closing Date and the Option Closing Date, as the case may be, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

         (i) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (A) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (B) 9:30 a.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the

Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (ii) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of King & Spalding, counsel for the Company and the Option Selling Shareholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters that:

                  (A) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation (to the extent good standing is a concept recognized by such jurisdiction), with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified would not have a material adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned of record by the Company or a Subsidiary; and, to such counsel's knowledge, (1) the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances and security interests, other than the security interest granted to First Union National Bank of Georgia ("First Union") pursuant to the Company's 1997 credit facility with First Union, as amended, and (2) no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

                  (B) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the outstanding shares of its Common Stock, including the Securities to be sold by the Prime Selling Shareholder and Frank A. Argenbright, Jr. have been duly authorized and validly issued and are fully paid and non-assessable; the Securities which may be sold by Edwin R. Mellett will, when issued pursuant to the exercise of stock options, be validly issued, fully paid and non-assessable; the Securities conform to the description thereof incorporated by reference to the Prospectus; the certificates for the Securities comply with the requirements of Georgia law; the shares of Common Stock, including the Option Securities, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist with respect to any of the Securities or the issue and sale thereof.

                  (C) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description contained in the Company's Registration Statement on Form 8-A, as filed with the Commission on March 3, 1997.

                  (D) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                  (E) The Registration Statement (including the Incorporated Documents), the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and the notes thereto, financial statement schedules and other financial and statistical information included therein).

                  (F) The statements under the captions "Risk Factors -- Reliance on Major Clients and Aviation Industry," " -- Risks of Conducting International Operations," "-- Risks Relating to, and Dependence on, Government Regulation," " -- Dependence on Key Personnel," "-- Shares Eligible for Future Sale," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Business -- Contract Terms" and "-- Government Regulation" in the Prospectus, the statements under the captions "Business -- Contract Terms," "-- Government Regulation," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Overview" in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (the "10-K"), the statements contained under the caption "Executive Compensation" in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held May 14, 1998 which is incorporated to the 10-K by reference, and the statements under the caption "Description of Capital Stock -- Georgia Anti-Takeover Statutes" in the Company's Registration Statement on Form S-1 (Commission File No. 333-20315) in the form in which it became effective, which are incorporated by reference in the description of common stock included in the Company's Registration Statement on Form 8-A as filed with the Commission on March 3, 1997 (Commission File No. 000-22195), insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

                  (G) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                  (H) Such counsel knows of no material legal proceedings pending or threatened against the Company or any of the Subsidiaries, except as set forth in the Prospectus.

                  (I) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company.

                  (J) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or by-laws of the Company, or any agreement or instrument that is an exhibit to the Registration Statement or any Incorporated Document and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

                  (K) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and "blue sky" laws, as to which such counsel need express no opinion) except such as have been obtained or made.

                  (L) This Agreement has been duly authorized, executed and delivered by or on behalf of the Company and the Option Selling Shareholders.

                  (M) To such counsel's knowledge, the Option Selling Shareholders have full legal right, power and authority, and any approval required by law (other than as required by state securities and "blue sky" laws, as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Securities to be sold by them.

                  (N) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) will acquire all of the rights of the Option Selling Shareholders in the Securities being sold by each of them on the Option Closing Date, free and clear of any adverse claim.

                  In rendering such opinion, King & Spalding may rely as to matters governed by the laws of states other than Georgia or Federal laws, and as to matters governed by the laws of the United Kingdom or other foreign jurisdictions, on local counsel in such jurisdictions, provided that in each case King & Spalding shall state that they believe that they are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements and notes thereto, financial statement schedules and other financial or statistical information included therein). With respect to such statement, King & Spalding may state that their belief is based upon the procedures set forth therein, but is without independent verification.

         (iii) The Underwriters shall have received on the Closing Date the opinion of Robert Sondag, counsel for the Prime Selling Shareholder, dated the Closing Date and addressed to the Underwriters that:

                  (A) This Agreement has been duly authorized, executed and delivered by or on behalf of the Prime Selling Shareholder.

                  (B) To such counsel's knowledge, the Prime Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as required by state securities and "blue sky" laws, as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Securities to be sold by the Prime Selling Shareholder.

                  (C) The Underwriters (assuming that they are bona fide purchasers within he meaning of the Uniform Commercial Code) will acquire all of the rights of the Prime Selling Shareholder in the Securities being sold by it on the Closing Date, free and clear of any adverse claim.

         (iv) The Representatives shall have received from Dewey Ballantine LLP , counsel for the Underwriters, such opinion or opinions, dated the Closing Date and the Option Closing Date, as the case may be, and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (v) The Underwriters shall have received a letter dated the date hereof and the Closing Date and the Option Closing Date, as the case may be, from Arthur Andersen LLP, independent certified public accountants and a letter dated the date hereof from PricewaterhouseCoopers, independent certified public accountants, substantially in the forms heretofore approved by the Underwriters.

         (vi) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or a Co-Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date and the Option Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                  (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date and the Option Closing Date, as the case may be, with the same effect as if made on the Closing Date and the Option Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and the Option Closing Date, as the case may be;

                  (B) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (C) since the date of the most recent financial statements incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (vii) Each Selling Shareholder shall have furnished or caused to be furnished to the Representatives a certificate, signed by or on behalf of such Selling Shareholder or such Selling Shareholder's Attorney-In-Fact, dated the Closing Date and the Option Closing Date, as the case may be, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date and the Option Closing Date, as the case may be, to the same effect as if made on the Closing Date and the Option Closing Date, as the case may be, and that such Selling Shareholder has complied with all agreements and satisfied all the conditions on his or its part to be performed or satisfied at or prior to the Closing Date and the Option Closing Date, as the case may be.

         (viii) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in the sole judgment of the Representatives, is so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement

(exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (ix) At or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company and such other shareholders of the Company as have been specified by the Representatives.

         (x) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (b) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

         (c) The documents required to be delivered by this Section 6 shall be delivered at the office of Dewey Ballantine LLP, counsel for the Underwriters, at 1301 Avenue of the Americas, New York City, on the Closing Date or Option Closing Date, as the case may be.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default or omission by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Shareholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

                  8.       Indemnification and Contribution.

                  (a) The Company and the Option Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any

Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as requested, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Option Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Option Selling Shareholders may otherwise have.

         (b) The Prime Selling Shareholder agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the indemnity from the Company and the Option Selling Shareholders set forth in Section 8(a) hereof, but only to the extent that such losses, claims, damages or liabilities arise out of or are based upon Prime Selling Shareholder Information. For purposes of the foregoing, "Prime Selling Shareholder Information" shall mean the information indicated on exhibit B hereto. This indemnity agreement will be in addition to any liability which the Prime Selling Shareholder may otherwise have.

         (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page 2 related to stabilization and the first, third, eighth and ninth paragraphs under the caption "Underwriting" of any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

         (d)      Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a), (b) or (c) above unless and to the extent the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (w) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (x) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (y) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (z) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by Salomon Smith Barney Inc. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters, severally, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Shareholders, jointly and severally, and the Underwriters, severally, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 8(e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

         (f) The liability of each Selling Shareholder under such Selling Shareholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the Purchase Price Per Share multiplied by the number of Securities sold by such Selling Shareholder to the Underwriters pursuant hereto. The Company and the Selling

Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by written notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq Stock Market or trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or Stock Market, (b) a banking moratorium shall have been declared either by Federal, Georgia or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the

Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if delivered (a) to the Company, at the office of the Company at 3353 Peachtree Road, NE, Suite 1120, North Tower, Atlanta, Georgia 30326, Attention: David L. Gamsey, with a copy to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303, Attention: Jeffrey M. Stein, Esq.; (b) if to the Selling Shareholders, at the address of each Selling Shareholder set forth on Schedule II-A hereto; or (c) if to the Representatives, care of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York,
Attention: John Chambers, Investment Banking Division, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York, 10019-6092,
Attention: Donald J. Murray, Esq.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Closing Date" shall have the meaning set forth in Section 3.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes or became effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) under the Act relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters.


                                          Very truly yours,

                                          AHL SERVICES, INC.





                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:





                                          EACH OF THE SELLING
                                          SHAREHOLDERS NAMED IN
                                          SCHEDULE II HERETO





                                          By:
                                             -----------------------------------
                                             Attorney-in-fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
BT Alex. Brown Incorporated
Credit Suisse First Boston Corporation
The Robinson-Humphrey Company, LLC

By:  Salomon Smith Barney Inc.

By:
   ----------------------------------
   Name:
   Title:

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


UNDERWRITER                                                                      NUMBER OF UNDERWRITTEN
-----------                                                                      ----------------------
                                                                               SECURITIES TO BE PURCHASED
                                                                               --------------------------

Salomon Smith Barney Inc...........................................
BT Alex. Brown Incorporated........................................
Credit Suisse First Boston Corporation.............................
The Robinson-Humphrey Company, LLC.................................
Total..............................................................                     4,000,000
                                                                                        =========

                                  SCHEDULE II-A


                                                                                 NUMBER OF UNDERWRITTEN
     PRIME SELLING SHAREHOLDER                                                   SECURITIES TO BE SOLD
     -------------------------                                                   ---------------------
     Gage Marketing Group, LLC
     10000 Highway 35
     Minneapolis, Minnesota 55441
     Attn: Edwin C. Gage
     Fax: (612) 595-5924..............................................                  244,430

                                  SCHEDULE II-B


                                                                                      NUMBER OF OPTION
                                                                                      ----------------
     OPTION SELLING SHAREHOLDER                                                     SECURITIES TO BE SOLD
     --------------------------                                                     ---------------------
     Frank A. Argenbright, Jr.
     c/o AHL Services, Inc.
     Atlanta Financial Center
     3353 Peachtree Road NE
     Suite 1120, North Tower
     Atlanta, Georgia 30326
     Fax: (404) 267-2230..........................................................         120,000

     Frank A. Argenbright, Jr.
     Charitable Remainder Trust No.1
     c/o AHL Services, Inc.
     Atlanta Financial Center
     3353 Peachtree Road NE
     Suite 1120, North Tower
     Atlanta, Georgia 30326.......................................................          80,000

     Edwin R. Mellett
     c/o AHL Services, Inc.
     Atlanta Financial Center
     3353 Peachtree Road NE
     Suite 1120, North Tower
     Atlanta, Georgia 30326                                                                 80,000
     Fax: (404) 267-2230..........................................................         -------

              Total...............................................................         280,000
                                                                                           =======

                                    EXHIBIT A



                           [FORM OF LOCK-UP AGREEMENT]